Exhibit 10.1

Amendment             0106-36-028285

to the Committed Revolving Credit Facility in the amount of USD 50.000.000,-, between Norðurál Grundartangi ehf., reg. no: 570297-2609, as the Borrower, and Landsbankinn hf., reg. no. 471008-0280, as the Bank, dated November 27th 2013 (hereinafter referred to as the “Agreement”).

The Borrower and the Bank have agreed to make the following amendment to the Agreement:

1.Termination date

Definition of “Termination Date” in Clause 1.1 of the Agreement shall hereafter be as follows:

““Termination Date” means November 28th, 2024.”

2.Other Provisions

For new extended Termination Date according to clause 1 of this Amendment and in accordance with clause 14.5 of the Agreement, the Borrower shall pay the Bank an extension fee amounting to 0,20% of the Facility Amount.

The Borrower accepts by signing this Amendment that the extension fee will be charged of the Borrower’s bank account no. 0186-38-100220.

Other than as specifically stated in this amendment other terms of the Agreement shall remain unaffected and continue to be fully enforceable by the Bank. In addition all security of any kind originally granted in favor of the Bank to secure liability of the Borrower arising under the Agreement (whether or not assigned to the Bank) shall remain fully effective and any such security shall secure all monies owed (now and in the future) by the Borrower to the Bank both under the Agreement as varied by this amendment and under any other document howsoever arising.

The parties hereto have caused this Amendment to be duly executed in

Reykjavik on 20.09.2021.

This Amendment has been prepared and signed in two copies of equal legal force, one copy for the Bank, and one copy for the Borrower.

On behalf of the Borrower    On behalf of the Bank

 /s/ Kristinn Bjarnason                     /s/    Árni Pór Porbjörnsson
                            /s/     Ólafur F. Magnússo
/s/    Davíđ Björnsson
Witnesses to the correct date and signature:

/s/ Hrafnhildur Skúladóttir 270660-7119        /s/ Kristján Guðbjartsson 130976-2989

Name    Id. No.    Name    Id. No.